SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 22, 1998
                Date of Report (Date of earliest event reported)



                      Mid-America Realty Investments, Inc.
             (Exact name of registrant as specified in its charter)


         Maryland               1-9663            47-0700007
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


    11506 Nicholas Street, Suite 100
         Omaha, Nebraska                               68154
   (Address of principal executive offices)          (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 496-3300













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Item 5.   OTHER EVENTS.

     On July 22, 1998, Mid-America Realty Investments, Inc. issued a press release announcing net income and Funds From Operations for the three and six months ended June 30, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  Exhibit 99.1              Press Release dated July 22 1998






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MID-AMERICA REALTY INVESTMENTS, INC.


Date: July 22, 1998                    By:  /s/ Jerome L. Heinrichs
                                          --------------------------
                                          Jerome L. Heinrichs
                                          Chairman and Chief Executive Officer


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